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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        July 21, 1999
                                                    ----------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)

  California                        0-20803                    74-2644120
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(State or other                   (Commission               (I.R.S. Employer
  jurisdiction                    File Number)             Identification No.)
of incorporation)

        1122 Capital of Texas Highway South, Austin, Texas     78746
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           (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code       (512) 328-1112
                                                    ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        Attached as Exhibits 99.1 and 99.2 are press releases issued by IXC Communications, Inc. dated July 21, 1999 which are hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

        99.1    Press release dated July 21, 1999.

        99.2    Press release dated July 21, 1999.










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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IXC Communications, Inc.

Dated: July 21, 1999                      By:  /s/ Jeffrey C. Smith
                                               ---------------------------------
                                               Jeffrey C. Smith
                                               Senior Vice President,
                                               General Counsel and Secretary



















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                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1              Press release dated July 21, 1999.
99.2              Press release dated July 21, 1999.















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